Exhibit 10.3

FOURTH TERM NOTE

$2,120,000.00	June 1, 2012

FOR VALUE RECEIVED, the undersigned, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, GROS-ITE INDUSTRIES, INC., APEX MACHINE TOOL COMPANY, INC., each a Connecticut corporation and each with a place of business located at 1806 Farmington Avenue, Farmington, Connecticut 06032,and EBTEC CORPORATION, a Delaware corporation, with a place of business at 120 Shoemaker Lane, Agawam, Massachusetts 01001 (collectively, the "Maker"), hereby unconditionally promises to pay to the order of TD BANK, N.A. (the “Payee” or “Bank”), or any subsequent assignee or holder (Payee and any subsequent assignee or holder being sometimes referred to as “Holder”) at the office of the Bank located at 102 West Main Street, New Britain, Connecticut 06050-0174, the principal amount of TWO MILLION ONE HUNDRED TWENTY THOUSAND AND 00/100 DOLLARS ($2,120,000.00), or such lesser amount as may have been loaned, advanced or readvanced to Maker by Bank under the terms of that certain Credit Agreement dated May 27, 2009, by and between Maker and the Bank (as amended and in effect from time to time, the “Credit Agreement”), together with interest thereon as provided herein and all other sums due from Maker to Bank under the Credit Agreement and this Note.

The unpaid principal amount of this Note shall be paid at the times and in the manner set forth in Section 2.4D.3 of the Credit Agreement, provided that the maturity date of this Note is the earlier of (i) July 31, 2013, or (ii) the date of the sale of the Plainville Property (as such term is defined in the Credit Agreement).

   Interest on the unpaid principal amount of this Note shall be payable at the rate set forth in Section 2.4D.4 of the Credit Agreement, at the times and in the manner specified in Section 2.4D.3 of the Credit Agreement.

   This Note is the Fourth Term Note referred to in Section 2.4D.2 of the Credit Agreement, the terms and conditions of which are hereby incorporated by this reference.Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

   If a payment of principal or interest hereunder is not made within fifteen (15) days of its due date, the undersigned will also pay on demand a late payment charge equal to six percent (6%) of the amount of such payment.Nothing in the preceding sentence shall affect the Bank’s rights to exercise any of its rights and remedies provided in the Credit Agreement if an Event of Default has occurred.

   No reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the undersigned Maker of this Note to pay the principal of and interest on this Note as herein provided.

This Note shall be subject to those prepayment provisions set forth in Section 2.4D.5 of the Credit Agreement.

All sums paid under this Note shall be applied first to all fees, costs and expenses incurred by Bank under the Credit Agreement and this Note, then to any late charges payable by Maker, then to any accrued and unpaid interest, with the balance, if any, to be applied to unpaid principal.

Until notified in writing of the transfer of this Note, Maker shall be entitled to deem Payee or such person who has been so identified by the transferor in writing to Maker as the holder of this Note, as the owner and holder of this Note.

The Credit Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Connecticut.

Upon the occurrence and during the continuance of an Event of Default (as defined in Section 11 of the Credit Agreement), the unpaid principal amount of this Note may become or may be declared to be due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

Any failure by Bank to exercise any right under this Note or the Credit Agreement arising or existing as a result of the occurrence of an Event of Default, or any delay in such exercise, shall not constitute a waiver of the right to exercise such right at a later time so long as such Event of Default shall remain uncured, and shall not constitute a waiver of the right to exercise such right if any other Event of Default shall occur and be continuing.The acceptance by Bank of the payment of any sum due and payable under this Note after the date specified for such payment shall not be a waiver of Bank’s right to require prompt payment when due of all other sums payable under this Note or of Bank’s right to declare a default for failure to make prompt payment in full.

Maker and each endorser, guarantor and surety of this Note, and each other person liable or who shall become liable for all or any part of the indebtedness evidenced by this Note:

   (a)                 waive demand, presentment, protest, notice of protest, notice of dishonor, diligence in collection, notice of nonpayment and all notices of a like nature; and

   (b)                 consent to (i) the release, surrender, exchange or substitution of all or any part of the security for the indebtedness evidenced by this Note, or the taking of any additional security; (ii) the release of any or all other persons from liability, whether primary or contingent, for the indebtedness evidenced by this Note or for any related obligations; and (iii) the granting of any other indulgences to any such person; and

   (c)                 consent to (i) all renewals, extensions or modifications of this Note or the Credit Agreement (including any affecting the time of payment), and (ii) all advances under this Note or the Credit Agreement.

   Any such renewal, extension, modification, advance, release, surrender, exchange, substitution, taking or indulgence may take place without notice to any such person, and, whether or not any such notice is given, shall not impair the liability of any such person.

   Maker hereby gives Holder a lien and right of setoff for all of its liabilities in respect of such indebtedness upon and against all of its deposits, credits and property, now or hereafter in the possession or control of Holder or in transit to Holder.Holder may, at any time after the occurrence and during the continuance of an Event of Default, apply the same, or any part thereof, to any liability of Maker or any such other person, whether matured or unmatured, to Holder.

   If this Note is now, or hereafter shall be, signed by more than one Person, it shall be the joint and several obligation of all such persons (including, without limitation, all makers, endorsers, guarantors and sureties, if any) and shall be binding on all such Persons and their respective heirs, executors, administrators, legal representatives, successors and assigns.This Note and all covenants, agreements and provisions set forth in this Note shall inure to the benefit of Holder and its successors and assigns, including any lender(s) with which Holder may participate in the making of any loans or advances evidenced by this Note.

   As used in this Note, words of any gender shall be deemed to apply equally to any other gender, the plural shall include the singular and the singular shall include the plural (as the context shall require), and the word “person” shall refer to individuals, entities, authorities and other natural and juridical persons of every type.

   MAKER AND EACH AND EVERY ENDORSER, GUARANTOR AND SURETY OF THIS NOTE, AND EACH OTHER PERSON WHO IS OR WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION AND WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE.

   MAKER AND EACH AND EVERY ENDORSER, GUARANTOR AND SURETY OF THIS NOTE, AND EACH OTHER PERSON WHO IS OR WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY BANK OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW.MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[Signature Page to Fourth Term Note]

   IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.

EDAC TECHNOLOGIES CORPORATION

By: /s/Glenn L. Purple
Name:  Glenn L. Purple
Its      Chief Financial Officer
Duly Authorized

GROS-ITE INDUSTRIES, INC.

By: /s/Glenn L. Purple
Name:  Glenn L. Purple
Its      Secretary
Duly Authorized

APEX MACHINE TOOL COMPANY, INC.

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its      Secretary
Duly Authorized

EBTEC CORPORATION

By: /s/ Glenn L. Purple
Name:  Glenn L. Purple
Its      Treasurer
Duly Authorized